Exhibit 10.3

Date of Signature	Bogotá D.C. the 27th of June of 2013
Addendum No. 4	Transportation Agreement VIT 005 -2012

SENDER	PETROLIFERA PETROLEUM (COLOMBIA) LIMITED
NIT	900.139.306-1

TRANSPORTER	CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S. A. S
NIT	900.531.210-3

PURPOSE	Service of transportation of liquid hydrocarbons on the Mansoyá – Orito Pipeline (OMO) Pipeline and the Trans – Andean Pipeline (OTA).

This Addendum No. 4 to the contract for the provision of the liquid hydrocarbons’ transportation service on the Mansoyá – Orito Pipeline (OMO) and the Trans – Andean Pipeline (“OTA”) VIT -005 - 2012 entered into on the 30th of January of 2012 between ECOPETROL S. A. and PETROLIFERA PETROLEUM (COLOMBIA) LIMITED (hereinafter the “Contract”) is entered into on the 27th day of the Month of June of 2013 (“Execution Date”) by:

(1)
CENIT TRANSPORTE Y LOGÍSTICA DE HIDROCARBUROS S. A. S., hereinafter “CENIT”, a Colombian mercantile company, of the type of the simplified shares’ companies, domiciled in the city of Bogotá, incorporated by private document dated on the 15th of June of 2012 and recorded in the commercial registry on the same date, with commercial registration number 02224959, legally represented by JUAN PABLO OSPINA VILLEGAS, identified with Colombian I. D. Card No. 98.542.872 issued at Envigado, acting in the name and on behalf of CENIT in his capacity as Commercial Director and General Attorney according to Public Deed No. 483 of the 8th of March of 2013 of the 40th Notary of the city of Bogotá, and

(2)
PETROLIFERA PETROLEUM (COLOMBIA) LIMITED. a company incorporated at Cayman Islands, acting through its branch office legally established in Colombia by Public Deed No. 1682 of the 7th of March of de 2007 of the 6th Notary of the City of Bogotá, domiciled in this city, hereinafter the “SENDER”, represented by DUNCAN NIGHTINGALE, of legal age, domiciled and resident in the city of Bogotá, identified with alien citizens card No. 391.739 issued at Bogotá and by ALEJANDRA ESCOBAR HERRERA, Colombian citizen, domiciled in the city of Bogotá, identified with Colombian I. D. Card No 52.646.943 de Bogotá, acting in their capacities as Legal Representatives with ample and sufficient representation powers.

CENIT and the SENDER can also be called in this Addendum No. 4 al Contract, individually a “Party” or jointly as “Parties” and it is entered into after the following:

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RECITALS

1.
Whereas, the Contract, entered into by ECOPETROL S. A. (“ECOPETROL”) and the SENDER is in force, and with the amendments made to it by Addendums 1, 2 and 3, the latter dated on the 30th of December of 2012, was assigned by ECOPETROL to CENIT on the first day of April of 2013.

2.	Whereas, the date of expiration of the term of execution of the Contract as per the provisions of Addendum No. 3 mentioned in the preceding recital is the 30th of June of 2013.

3.
Whereas, the SENDER has expressed to CENIT its intention of extending the term of the Contract and CENIT has expressed to the SENDER its agreement with such extension for an additional term of two (2) months, namely until the 30th of August of 2013.

4.	Whereas, by virtue of the foregoing considerations, the Parties:

AGREE

FIRST: - To amend the estimated price of the Contract, as follows:

“Final Estimated Price of the Contract”	USD $ 21,606,000

SECOND: - To amend the relevant insured value in the GUARANTEES, contained in the Specific Conditions of the Contract as follows:

Type of Guarantee	Total Amount
“Performance Bond	COL $ 10,412,236,000

The SENDER commits, no later than five (5) business days after the Execution Date of this Addendum No. 4 to do the amendment of the Guarantee and to deliver, in a term of no more than three (3) calendar days after the date in which the amendment of the Guarantee is issued, the respective amendment certificates.

The amendment of the Guarantee must maintain a cover of the Contract for the term thereof according to the provisions of this Addendum No. 4 plus 120 additional days.

THIRD: - The term of execution of the Contract will start on the Contract’s Execution Date and until the 30th of August of 2013.

FOURTH: This Addendum is not a novation of the Contract or the provisions of its Addendums No. 1, 2 and 3, which are in full force and effect excepting for the provisions expressly amended by this Addendum

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No. 4. The terms, conditions, disclaimers and other provisions established in the Contract will be fully applicable regarding the provisions of this Addendum unless the same are in contradiction with it.

In case of contradiction between the provisions of the Contract and the provisions of this Addendum No. 4, or, if there is a void or inconsistency,, the Parties by virtue of the good faith principle, an using their best efforts, commit to readjust it or to enter into the acts and things required for its adequate performance.

This Addendum is entered into in two (2) copies of the same text, one for each one of the Parties, on the twenty seventh (27th) day of the month of June of 2013.

FOR THE SENDER:	FOR CENIT:
Signature:	/s/ Duncan Nightingale	Signature:	/s/ Juan Pablo Ospina Villegas
Name:	DUNCAN NIGHTINGALE	Name:	JUAN PABLO OSPINA VILLEGAS
Position:	Legal Representative C.E. 391.739	Position:	General Attorney C.C. No. 98.542.872 of Envigado

FOR THE SENDER:

Signature:	/s/ Alejandra Escobar Herrera
Name:	ALEJANDRA ESCOBAR HERRERA
Position:	Legal Representative C.C. 52.646.943

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